EXHIBIT 99.01

Shutterfly Announces Third Quarter 2012 Financial Results and Share Repurchase Program

●	Net revenues increase 29% year-over-year to $98.5 million
●	GAAP net loss of ($0.29) per diluted share
●	Adjusted EBITDA loss of ($3.1) million
●	Transacting customers and orders grow 40% year-over-year
●	47th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, November 1, 2012 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the third quarter ended September 30, 2012.

“Shutterfly continued to distinguish itself from our competition by delivering robust customer and order growth and very solid revenue growth across our Consumer and Enterprise businesses,” said President and Chief Executive Officer Jeffrey Housenbold.  “We continue to execute at a very high level and believe our results through the first nine months of this year validate that our long-term strategy remains on target, that our market opportunity remains significant and that the strategies that have enabled us to emerge as the online market share leader will continue to distinguish us from our competition.”

Third Quarter 2012 Financial Highlights
●	Net revenues totaled $98.5 million, a 29% year-over-year increase.
●	Third quarter 2012 represents the 47th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $90.4 million, a 24% year-over-year increase.
●	Enterprise net revenues totaled $8.1 million, a 109% year-over-year increase.
●	Gross profit margin was 44.1% of net revenues, compared to 45.6% in the third quarter of 2011.
●	Operating expenses, excluding $7.9 million of stock-based compensation, totaled $59.2 million.
●	GAAP net loss was ($10.5) million, compared to ($10.0) million in the third quarter of 2011.
●	GAAP net loss per diluted share was ($0.29), in line with the third quarter of 2011.
●	Adjusted EBITDA was a loss of ($3.1) million, compared to a loss of ($3.3) million in the third quarter of 2011.
●	At September 30, 2012, cash and cash equivalents totaled $90.0 million.

Third Quarter 2012 Consumer Metrics
●	Transacting customers totaled 2.2 million, a 40% year-over-year increase.
●	Orders totaled 3.6 million, a 40% year-over-year increase.
●	Average order value was $25.06, a decrease of 11% year-over-year.

Business Outlook
Fourth Quarter 2012:
•	Net revenues to range from $300.0 million to $310.0 million, a year-over-year increase of 14% to 18%.
•	GAAP gross profit margin to range from 56.0% to 57.5% of net revenues.
•	Non-GAAP gross profit margin to range from 56.5% to 58.0% of net revenues.
•	GAAP operating income to range from $71.6 million to $78.1 million.
•	Non-GAAP operating income to range from $87.7 million to $94.2 million.
•	GAAP effective tax rate to be approximately 49%.
•	GAAP net income per diluted share to range from $0.94 to $1.02.
•	Weighted average diluted shares of approximately 38.8 million.
•	Adjusted EBITDA to range from $96.5 million to $103.0 million.

Full Year 2012:
•	Net revenues to range from $589.0 million to $599.0 million, a year-over-year increase of 24% to 27%.
•	GAAP gross profit margin to range from 51.0% to 52.0% of net revenues.
•	Non-GAAP gross profit margin to range from 52.5% to 53.5% of net revenues.
•	GAAP operating income to range from $11.0 million to $17.6 million.
•	Non-GAAP operating income to range from $69.5 million to $76.1 million.
•	GAAP effective tax rate to be approximately 47%.
•	GAAP net income per diluted share to range from $0.14 to $0.24.
•	Weighted average diluted shares of approximately 38.3 million.
•	Adjusted EBITDA to range from $97.5 million to $104.0 million, or 16.6% to 17.4% of net revenues.
•	Capital expenditures to range from 9.7% to 10.2% of net revenues.

Share Repurchase Program
The company also announced that its Board of Directors has authorized and its Audit Committee has approved a share repurchase program granting the company authority to repurchase up to $60 million of outstanding Shutterfly common stock.  The company intends to finance the share repurchases with cash on hand. The repurchase program authorizes Shutterfly to buy its common stock from time to time through open market, privately negotiated or other transactions, including pursuant to trading plans established in accordance with Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended, or by a combination of such methods.  The share repurchase program is subject to prevailing market conditions and other considerations; does not require the company to repurchase any dollar amount or number of shares; and may be suspended or discontinued at any time.

“This new share repurchase program emphasizes our continued commitment to build long-term shareholder value and illustrates our confidence in the growth potential of the company,” said Chief Financial Officer Brian Regan.

Notes to the Third Quarter 2012 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Third Quarter 2012 Conference Call

Management will review the third quarter 2012 financial results and its expectations for the fourth quarter and full year 2012 on a conference call on Thursday, November 1, 2012 at 1:20 p.m. Pacific Daylight Time (4:20 p.m. Eastern Time). To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490. The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com. A replay of the conference call will be available through Thursday, November 15, 2012. To hear the replay, please dial (404) 537-3406, replay passcode 40315822.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2012 set forth under the caption "Business Outlook," and the Company’s expectations about the share repurchase program. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to successfully integrate acquired assets, for example, from Penguin Digital; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop products and services on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; competition, which could lead to pricing pressure; and market conditions and other considerations affecting the share repurchase program. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended June 30, 2012, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing company and operates Shutterfly.com, Tiny Prints.com, Weddingpaperdivas.com and Treat.com. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. Shutterfly was recently named one of the top 25 Best Midsized Companies to Work For by the Great Place to Work Institute. More information about Shutterfly (NASDAQ:SFLY) is available at http://www.shutterfly.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Net revenues	$98,536	$76,523	$288,847	$209,516
Cost of net revenues	55,129	41,647	155,892	111,074
Gross profit	43,407	34,876	132,955	98,442
Operating expenses:
Technology and development	21,538	18,106	60,976	48,190
Sales and marketing	29,575	25,252	86,615	64,447
General and administrative	16,039	14,210	45,975	43,023
Total operating expenses	67,152	57,568	193,566	155,660
Loss from operations	(23,745)	(22,692)	(60,611)	(57,218)
Interest expense	(148)	-	(456)	-
Interest and other income, net	14	5	30	25
Loss before income taxes	(23,879)	(22,687)	(61,037)	(57,193)
Benefit from income taxes	13,401	12,734	31,008	35,830
Net loss	$(10,478)	$(9,953)	$(30,029)	$(21,363)

Net loss per share - basic and diluted	$(0.29)	$(0.29)	$(0.84)	$(0.66)

Weighted-average shares outstanding - basic and diluted	36,062	34,576	35,691	32,136

Stock-based compensation is allocated as follows:

Cost of net revenues	$424	$584	$1,329	$1,513
Technology and development	1,502	2,353	6,465	6,019
Sales and marketing	2,613	3,259	8,508	8,776
General and administrative	3,826	3,626	11,206	10,848
	$8,365	$9,822	$27,508	$27,156

Shutterfly, Inc.
Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$89,985	$179,915
Accounts receivable, net	14,584	12,997
Inventories	5,569	3,726
Deferred tax asset, current portion	459	598
Prepaid expenses and other current assets	58,229	13,870
Total current assets	168,826	211,106
Property and equipment, net	85,262	54,123
Intangible assets, net	113,123	95,016
Goodwill	346,243	340,408
Deferred tax asset, net of current portion	4,512	3,785
Other assets	4,772	5,448
Total assets	$722,738	$709,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,450	$9,470
Accrued liabilities	39,690	59,271
Deferred revenue	15,727	12,106
Total current liabilities	69,867	80,847
Deferred tax liability	11,715	13,948
Other liabilities	10,537	6,094
Total liabilities	92,119	100,889

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 36,158 and 34,839 shares
issued and outstanding at September 30, 2012 and December 31, 2011, respectively	4	4
Additional paid-in-capital	640,717	589,067
Accumulated earnings (deficit)	(10,102)	19,926
Total stockholders' equity	630,619	608,997
Total liabilities and stockholders' equity	$722,738	$709,886

Shutterfly, Inc.
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2012	2011

Cash flows from operating activities:
Net loss	$(30,029)	$(21,363)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	19,327	16,359
Amortization of intangible assets	14,761	8,167
Stock-based compensation, net of forfeitures	27,508	27,156
Gain on disposal of property and equipment	(895)	(155)
Deferred income taxes	(4,729)	(1,851)
Tax benefit from stock-based compensation	14,938	12,363
Excess tax benefits from stock-based compensation	(14,938)	(12,386)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,587)	(2,583)
Inventories	(1,843)	1,464
Prepaid expenses and other current assets	(44,349)	(48,978)
Other assets	(30)	(809)
Accounts payable	3,790	(15,993)
Accrued and other liabilities	(27,734)	(22,204)
Deferred revenue	3,620	1,222
Net cash used in operating activities	(42,190)	(59,591)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(35,683)	(134,036)
Purchases of property and equipment	(26,912)	(16,319)
Capitalization of software and website development costs	(9,603)	(7,877)
Proceeds from sale of equipment	982	326
Net cash used in investing activities	(71,216)	(157,906)

Cash flows from financing activities:
Principal payments of capital lease obligations	-	(6)
Proceeds from issuance of common stock upon exercise of stock options	8,538	21,583
Excess tax benefits from stock-based compensation	14,938	12,386
Net cash provided by financing activities	23,476	33,963

Net decrease in cash and cash equivalents	(89,930)	(183,534)
Cash and cash equivalents, beginning of period	179,915	252,244
Cash and cash equivalents, end of period	$89,985	$68,710

Supplemental schedule of non-cash activities
Net change in accrued purchases of property and equipment	$8,479	$2,248
Fair market value of building under build-to-suit lease	4,850	-
Amount due from adjustment of net working capital from acquired business	-	505
Amount due for acquisition of business	165	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	September 30,
	2012		2011

User Metrics

Customers	2,247,174		1,599,516
year-over-year growth	40%

Orders	3,605,959		2,577,097
year-over-year growth	40%

Average order value*	$25.06		$28.18
year-over-year growth	-11%

Average orders per customer	1.6	x	1.6	x

*Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending December 31, 2012

Net revenues	$300.0	$310.0	-	-		$300.0	$310.0
Gross profit margin	56.0%	57.5%	0.5%	0.5%	[a]	56.5%	58.0%
Operating income	$71.6	$78.1	$16.1	$16.1	[b]	$87.7	$94.2
Operating margin	24%	25%	5%	5%	[b]	29%	30%

Stock-based compensation	$10.1	$10.1	$10.1	$10.1		-	-
Amortization of intangible assets	$6.0	$6.0	$6.0	$6.0		-	-

Adjusted EBITDA*						$96.5	$103.0

Diluted earnings per share	$0.94	$1.02
Diluted shares	38.8	38.8
Effective tax rate	49%	49%

Twelve Months Ending December 31, 2012

Net revenues	$589.0	$599.0	-	-		$589.0	$599.0
Gross profit margin	51.0%	52.0%	1.5%	1.5%	[c]	52.5%	53.5%
Operating income	$11.0	$17.6	$58.5	$58.5	[d]	$69.5	$76.1
Operating margin	2%	3%	10%	10%	[d]	12%	13%

Stock-based compensation	$37.6	$37.6	$37.6	$37.6		-	-
Amortization of intangible assets	$20.9	$20.9	$20.9	$20.9		-	-

Adjusted EBITDA*						$97.5	$104.0
Adjusted EBITDA* margin						16.6%	17.4%

Diluted earnings per share	$0.14	$0.24
Diluted shares	38.3	38.3
Effective tax rate	47%	47%

Capital expenditures - % of net revenues	9.7%	10.2%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $400K and amortization of purchased intangible assets of approximately $1.9 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $10.1 million and amortization of purchased intangible assets of approximately $6.0 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.7 million and amortization of purchased intangible assets of approximately $6.4 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $37.6 million and amortization of purchased intangible assets of approximately $20.9 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2011

GAAP gross profit	$27,683	$35,883	$34,876	$155,286	$41,238	$48,310	$43,407	$253,728
Stock-based compensation	175	754	584	625	462	443	424	2,138
Amortization of intangible assets	611	1,345	1,417	1,425	1,454	1,516	1,570	4,798

Non-GAAP gross profit	$28,469	$37,982	$36,877	$157,336	$43,154	$50,269	$45,401	$260,664

Non-GAAP gross profit margin	50%	50%	48%	60%	47%	51%	46%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2011

GAAP operating income (loss)	$(12,986)	$(21,540)	$(22,692)	$72,609	$(19,080)	$(17,786)	$(23,745)	$15,391
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	8,365	33,870
Amortization of intangible assets	719	3,487	3,961	3,969	4,013	5,090	5,658	12,136

Non-GAAP operating income (loss)	$(7,032)	$(5,954)	$(8,909)	$83,292	$(5,450)	$(3,170)	$(9,722)	$61,397

Non-GAAP operating margin	(12%)	(8%)	(12%)	32%	(6%)	(3%)	(10%)	13%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2011

GAAP net income (loss)	$(7,760)	$(3,650)	$(9,953)	$35,411	$(10,040)	$(9,511)	$(10,478)	$14,048
Interest expense	-	-	-	64	152	156	148	64
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(14)	(35)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	(13,401)	1,314
Depreciation and amortization	5,833	9,159	9,534	9,926	10,024	11,820	12,244	34,452
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	8,365	33,870

Non-GAAP Adjusted EBITDA	$(1,918)	$(282)	$(3,336)	$89,249	$561	$3,560	$(3,136)	$83,713

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2011

Net cash provided by (used in) operating activities	$(52,849)	$(5,165)	$(1,577)	$122,839	$(47,961)	$9,339	$(3,568)	$63,248
Interest expense	-	-	-	64	152	156	148	64
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(14)	(35)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	(13,401)	1,314
Changes in operating assets and liabilities	55,702	23,217	8,962	(74,815)	55,912	739	11,482	13,066
Other adjustments	455	(444)	2,018	4,027	1,650	1,757	2,217	6,056
Non-GAAP Adjusted EBITDA	(1,918)	(282)	(3,336)	89,249	561	3,560	(3,136)	83,713
Less: Purchases of property and equipment	(5,446)	(3,811)	(9,310)	(4,994)	(6,499)	(12,264)	(16,628)	(23,561)
Less: Capitalized technology & development costs	(2,318)	(2,726)	(2,833)	(2,173)	(3,072)	(2,801)	(3,730)	(10,050)

Free cash flow	$(9,682)	$(6,819)	$(15,479)	$82,082	$(9,010)	$(11,505)	$(23,494)	$50,102